--------------------------------------------------------------------------------
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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                              (AMENDMENT NO.     )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /     Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          GLOBAL SMALL CAP FUND INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
     22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
    Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

(3) Filing Party:
--------------------------------------------------------------------------------

(4) Date Filed:
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
                           GLOBAL SMALL CAP FUND INC.

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 16, 1995

To The Shareholders:

     The annual meeting of the holders of common shares ('Shares') of Global Small Cap Fund Inc. (the 'Fund') will be held on November 16, 1995 at 11:00 a.m., Eastern time, at 1285 Avenue of the Americas, 38th Floor, New York, New York 10019, for the following purposes:

          (1) To elect four directors to serve until the annual meeting of shareholders in 1996, or until their successors are elected and qualified;

          (2) To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending July 31, 1996; and

          (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Shares of the Fund at the close of business on September 27, 1995. If you attend the meeting, you may vote your Shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the Board of Directors,

                                          DIANNE E. O'DONNELL
                                          Secretary

September 29, 1995
1285 Avenue of the Americas
New York, New York 10019


                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

       PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN THE CARD, AND RETURN IN THE ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your Shares will be voted 'FOR' the nominees for director named in the attached proxy statement and 'FOR' all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY. UNLESS PROXY CARDS SUBMITTED BY CORPORATIONS AND PARTNERSHIPS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE VOTING INSTRUCTIONS ON THE PROXY CARDS, THEY WILL NOT BE VOTED.

                           GLOBAL SMALL CAP FUND INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 16, 1995

     This is a Proxy Statement for Global Small Cap Fund Inc. (the 'Fund') in connection with the solicitation by the Fund's Board of Directors ('Board') of proxies to be used at the annual meeting of shareholders to be held on November 16, 1995, or any adjournment or adjournments thereof ('Meeting'). This Proxy Statement will first be mailed to shareholders on or about September 29, 1995.

     A majority of the shares of the Fund's common stock ('Shares') outstanding on September 27, 1995, represented in person or by proxy, must be present for the transaction of theFund's business at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the Shares present.

Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your Shares will be voted in favor of each of the proposals described in this Proxy Statement. The proxy card may be revoked by giving another proxy, or by letter or telegram revoking your proxy. To be effective, such revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     As of the record date, September 27, 1995, the Fund had 3,801,667 Shares outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of PaineWebber Incorporated ('PaineWebber') and Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially 5% or more of the Shares of the Fund. Each full Share of the Fund outstanding is entitled to one vote and each fractional Share of the Fund outstanding is entitled to a proportionate share of one vote for such purposes voted upon by the shareholders of the Fund. The Fund's annual report containing financial statements for the fiscal year ended July 31, 1995 accompanies this Proxy Statement.

     Mitchell Hutchins serves as the Fund's investment adviser and administrator. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is a wholly owned subsidiary of PaineWebber Group Inc. ('PW Group'), a publicly held financial services holding company. Paine Webber acts as a dealer and secondary market-maker in connection with over-the-counter secondary market sales of the Fund's Shares. The principal business address of each of Mitchell Hutchins, PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019. GE Investment Management Incorporated ('GEIM') serves as the Fund's investment sub-adviser. GEIM is a wholly owned subsidiary of General Electric Company. The principal business address of GEIM is 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06905.

                       PROPOSAL 1. ELECTION OF DIRECTORS

     Proposal 1 relates to the election of directors of the Fund. Management proposes the election of the four nominees named in the table below as directors of the Fund. Each nominee, including those who are not 'interested persons' of the Fund as that term is defined by the Investment Company Act of 1940 ('1940 Act') has indicated his willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your Shares will be voted in favor of the election of the four nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend.


     Messrs. Torell and White have served as directors of the Fund since its inception in 1993. Mr. Bewkes served as a director of the Fund from its inception until his resignation from the Fund's Board on December 10, 1993; he was reappointed to the Board on December 27, 1993. Mr. Burt was elected at a shareholder meeting held on July 10, 1995. Directors shall be elected by the vote of the holders of a majority of the Shares of the Fund present in person or by proxy and entitled to vote thereon. If each of the four nominees is elected by the Fund's shareholders, they will constitute the entire Board of the Fund. As of August 31, 1995, none of the directors or executive officers beneficially owned any Shares of the Fund.

                                       PRESENT POSITION WITH THE
                                   FUND; BUSINESS EXPERIENCE DURING
NOMINEE; AGE                     PAST FIVE YEARS; OTHER DIRECTORSHIPS
--------------------   ---------------------------------------------------------
E. Garrett Bewkes,     Director and Chairman of the Board of Directors. Mr.
Jr.*; 68               Bewkes is a director of PW Group (holding company of
                       PaineWebber and Mitchell Hutchins) and a consultant to PW
                       Group. Prior to 1988, he was chairman of the board, president and chief executive officer of American
                       Bakeries Company. Mr. Bewkes is also a director of Interstate Bakeries Corporation and NaPro
                       BioTherapeutics, Inc. and a director or trustee of 26 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

Richard R. Burt; 47    Director. Mr. Burt is chairman of International Equity
                       Partners (international investments and consulting firm)
                       (since March 1994) and a partner of McKinsey & Company
                       (management consulting firm) (since 1991). He is also a director of American Publishing Company. He was the chief negotiator in the Strategic Arms Reduction Talks with the former Soviet Union (1989-1991) and the U.S. Ambassador to the Federal Republic of Germany (1985-1989). Mr. Burt is also a director or trustee of six other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                                       PRESENT POSITION WITH THE
                                   FUND; BUSINESS EXPERIENCE DURING
NOMINEE; AGE                     PAST FIVE YEARS; OTHER DIRECTORSHIPS
--------------------   ---------------------------------------------------------
John R. Torell III;    Director. Mr. Torell is chairman of Torell Management,
56                     Inc. (financial advisory firm) (since 1989). He is the
                       former chairman and chief executive officer of Fortune
                       Bancorp (1990-1991 and 1990-1994, respectively). He is the former chairman, president and chief executive officer of CalFed, Inc. (savings association) (1988 to 1989) and former president of Manufacturers Hanover Corp.
                       (bank) (prior to 1988). Mr. Torell is also a director of American Home Products Corp. and Volt Information

                       Sciences Inc. and a director or trustee of seven other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

William D. White; 61   Director. Mr. White is retired. From February 1989
                       through March 1994, he was president of the National
                       League of Professional Baseball Clubs. Prior to 1989, he was a television sportscaster for WPIX-TV, New York. Mr.
                       White is also a director or trustee of eight other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

------------------
 * Indicates 'interested person' of the Series as defined by the 1940 Act, by reason of his position with PW Group.

     The Board met eight times during the fiscal year ended July 31, 1995. The Audit Committee of the Board currently consists of Messrs. Burt, White and Torell. The duties of the Audit Committee are: (a) to review the financial and accounting policies of the Fund, including internal accounting control procedures, and to review reports prepared by the Fund's independent auditors, including reports on the Fund's financial statements; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for uch services; (c) to evaluate the independence of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the Board and make such recommendations as it deems necessary. The Audit Committee met once during the fiscal year ended July 31, 1995.

     The Board does not have a standing nominating or compensation committee. The Fund pays the Independent Directors $1,500 annually and an attendance fee of $250 per meeting of the Board and its committees. Directors are reimbursed for any expenses incurred in attending meetings. Directors of the Fund who are not 'interested persons' as defined in the 1940 Act receive no compensation from the Fund. The table below includes certain information relating to the compensation of the Fund's directors.

                               COMPENSATION TABLE

                                                                          PENSION OR
                                                                          RETIREMENT
                                                                           BENEFITS                      TOTAL
                                                                          ACCRUED AS    ESTIMATED     COMPENSATION
                                                           AGGREGATE       PART OF        ANNUAL        FROM THE
                                                          COMPENSATION       THE         BENEFITS     FUND AND THE
                                                            FROM THE        FUND'S         UPON           FUND
               NAME OF PERSON, POSITION                      FUND*         EXPENSES     RETIREMENT     COMPLEX**
-------------------------------------------------------   ------------    ----------    ----------    ------------
E. Garrett Bewkes, Jr., Director and Chairman of the

  Board of Directors...................................          --              --            --             --
Richard R. Burt, Director..............................          --              --            --             --
John R. Torell III, Director...........................      $3,500              --            --       $ 38,750
William D. White, Director.............................      $2,500              --            --       $ 33,250

------------------
 * Represents fees paid to each director during the fiscal year ended July 31, 1995.

** Represents amounts paid to each director during the calendar year ended
   December 31, 1994.

                                  PROPOSAL 2.
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Fund's financial statements for the fiscal year ended July 31, 1995 were audited by Ernst & Young LLP, independent auditors. In addition, Ernst & Young LLP prepares the Fund's federal and state income tax returns. The Board of the Fund has selected Ernst & Young LLP as independent auditors for the Fund for the fiscal year ending July 31, 1996, subject to ratification by shareholders of the Fund at the Meeting. The ratification of Ernst & Young LLP as the Fund's independent auditors is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying proxy will vote for such ratification unless contrary instructions are given. Ernst & Young LLP has informed the Fund that it has no material direct or indirect financial interest in the Fund. The affirmative vote of the holders of a majority of the Shares of the Fund at the Meeting is required for ratification.

     Representatives of Ernst & Young LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

                             THE BOARD OF DIRECTORS
                   RECOMMENDS THAT YOU VOTE 'FOR' PROPOSAL 2.

                               EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the directors and serve at the pleasure of the Board. None of the officers of the Fund currently receives any compensation from the Fund. The executive officers of the Fund are:

     MARGO N. ALEXANDER, age 48, president of the Fund (appointed July 1995). Mrs. Alexander is president, chief executive officer and a director of Mitchell Hutchins. Prior to January 1995, she was an executive vice president of PaineWebber. Mrs. Alexander is also a director or trustee of two other investment companies and president of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     TERESA M. BOYLE, age 36, vice president of the Fund (appointed December
1993). Ms. Boyle is a first vice president and manager--advisory administration of Mitchell Hutchins. Prior to November 1993, she was compliance manager of Hyperion Capital Management, Inc., an investment advisory firm. Prior to April 1993, Ms. Boyle was a vice president and manager--legal administration of Mitchell Hutchins. Ms. Boyle is also a vice president of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     JOAN L. COHEN, age 31, vice president and assistant secretary of the Fund (appointed February 1994). Ms. Cohen is a vice president and attorney of Mitchell Hutchins. Prior to 1993, she was an associate at the law firm of Seward & Kissel. Ms. Cohen is also a vice president and assistant secretary of 26 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     C. WILLIAM MAHER, age 34, vice president and assistant treasurer of the Fund (appointed June 1995). Mr. Maher is a first vice president and the senior manager of fund administration division of Mitchell Hutchins. Mr. Maher is also a vice president and assistant treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     ANN E. MORAN, age 38, vice president and assistant treasurer of the Fund (appointed September 1993). Ms. Moran is a vice president of Mitchell Hutchins. Ms. Moran is also a vice president and assistant treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     DIANNE E. O'DONNELL, age 43, vice president and secretary of the Fund (appointed June 1993). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is also a vice president and secretary of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     VICTORIA E. SCHONFELD, age 44, vice president of the Fund (appointed May
1994). Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins. From April 1990 to May 1994, she was a partner in the law firm of Arnold & Porter. Prior to April 1990, she was a partner in the law firm of Shereff, Friedman, Hoffman & Goodman. Ms. Schonfeld is also a vice president of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     PAUL H. SCHUBERT, age 32, vice president and assistant treasurer of the Fund (appointed September 1994). Mr. Schubert is a first vice president of Mitchell Hutchins. From August 1992 to August 1994, he was a vice president of BlackRock Financial Management, Inc. Prior to August 1992, he was an audit manager with Ernst & Young LLP. Mr. Schubert is also a vice president and assistant treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     JULIAN F. SLUYTERS, age 35, vice president and treasurer of the Fund (appointed June 1993). Mr. Sluyters is a senior vice president and the director of the mutual fund finance division of Mitchell Hutchins. Prior to 1991, he was an audit senior manager with Ernst & Young LLP. Mr. Sluyters is also a vice president and treasurer of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

     GREGORY K. TODD, age 38, vice president and assistant secretary of the Fund (appointed September 1993). Mr. Todd is a first vice president and associate general counsel of Mitchell Hutchins. Prior to 1993, he was a partner in the law firm of Shereff, Friedman, Hoffman & Goodman. Mr. Todd is also a vice president and assistant secretary of 38 other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser.

                             SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals to be considered at the Fund's 1996 annual meeting of shareholders should send such proposals to the Fund at 1285 Avenue of the Americas, New York, New York 10019, so as to be received by the Fund no later than July 19, 1996. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

     Management knows of no business to be presented to the meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                          By order of the Board of Directors,

                                          DIANNE E. O'DONNELL
                                          Secretary

September 29, 1995

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

---------------------------------
                 GLOBAL SMALL CAP
                        FUND INC.
---------------------------------

PROXY
STATEMENT
                                  ----------------------------------------------
                                                                GLOBAL SMALL CAP
                                                                       FUND INC.
                                  ----------------------------------------------

                                                        ------------------------
                                                        NOTICE OF
                                                        ANNUAL MEETING
                                                        TO BE HELD ON
                                                        NOVEMBER 16, 1995
                                                        AND
                                                        PROXY STATEMENT
                                                        ------------------------

                           GLOBAL SMALL CAP FUND INC.
              ANNUAL MEETING OF SHAREHOLDERS -- NOVEMBER 16, 1995         PROXY
                                                                          -----

The undersigned hereby appoints as proxies GREGORY K. TODD and JENNIFER A. FARRELL and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote 'FOR' all proposals. This proxy is solicited on behalf of the Board of Directors of Global Small Cap Fund Inc. ('FUND').

                             YOUR VOTE IS IMPORTANT

        Please date and sign this proxy on the reverse side and return it in the enclosed envelope to: PFPC Inc., P.O. BOX 9426, Wilmington, DE 19809-9938. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

       PLEASE INDICATE YOUR VOTE BY AN 'X' IN THE APPROPRIATE BOX BELOW.
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR'

                                                        FOR OR FOR ALL OR WITH
1. ELECTION OF DIRECTORS                                ALL    EXCEPT     HOLD
   (INSTRUCTION: To withhold authority to vote for
                 any individual nominee, strike a line
                 through the nominee's name in the
                 list below and mark center box to
                 right.)                                / /     / /       / /
   E. Garrett Bewkes, Jr., Richard R. Burt, John R.
   Torell III, William D. White

                                                         FOR    AGAINST  ABSTAIN
2. Ratification of the selection of Ernst & Young LLP
   as the Fund's independent auditors for the fiscal
   year ending July 31, 1996.                           / /     / /       / /

                   Continued and to be signed on reverse side

                            This proxy will not be voted unless it is dated and signed exactly as instructed below.

                                        If shares are held jointly, each
                                        Shareholder named should sign. If
                                        only one signs, his or her
                                        signature will be binding. If the
                                        Shareholder is a corporation, the
                                        President or a Vice President
                                        should sign in his or her own

                                        name, indicating title. If the
                                        Shareholder is a partnership, a
                                        partner should sign in his or her
                                        own name, indicating that he or
                                        she is a 'Partner.'

                                            Sign exactly as name appears hereon.

                                        __________________________________ (L.S)

                                        __________________________________ (L.S)

                                        Date ___________________________, 19____